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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC    20549


                                   FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       September 15, 1998
                                                 -------------------------------

                          Biozhem Cosmeceuticals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Texas
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                (State or Other Jurisdiction of Incorporation)


        1-9206                                           76-0118305
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(Commission File Number)                    (I.R.S. Employer Identification No.)


         32240 Paseo Adelanto  Suite A      San Juan Capistrano, CA.  92675
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     (Address of Principal Executive Officers)                        (Zip Code)


                              (949)   488-2184
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              (Registrant's Telephone Number, Including Area Code)


                         Entourage International, Inc.
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        (Former Name or Former Address, if Changed Since Last Reported)

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Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
           ----------------------------------------------

          On September 15, 1998, Biozhem Cosmeceuticals, Inc. ( the "Company" ) received the written resignation of Ernst & Young LLP ( "E&Y" ) as the Company's independent auditors. E&Y has informed the Company that due to the Company's current size, which it is not consistent with E&Y's client base, it is not economically feasible for them to continue the independent auditor relationship.

          In connection with the audits of the two most recent fiscal years ended September 30, 1996 and September 30, 1997, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

          E&Y's auditors' report on the consolidated financial statements of Entourage International, Inc. as of and for the years ended September 30, 1996 and 1997, contained a separate paragraph stating that "the Company's recurring operating losses and working capital and stockholders' equity deficiencies raise substantial doubt about its ability to continue as a going concern. Management's plans as to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------
           (a)   not applicable
           (b)   not applicable
           (c)   Exhibit:
                    (1) Letter from E&Y to the Securities and Exchange
                        Commission dated September 15, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BIOZHEM COSMECEUTICALS, INC.


Date:    September 25, 1998                      By:    /s/ JOHN C. RIEMANN
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                                                     John C. Riemann, President